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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                             FILED ON JUNE 29, 1998


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): June 16, 1998


                             TECHNICLONE CORPORATION
               (Exact name of Registrant as specified in charter)



   DELAWARE                        0-17085                       95-3698422
(State or other            (Commission File Number)           (I.R.S. Employer
jurisdiction of                                              Identification No.)
incorporation)


        14282 FRANKLIN AVENUE, TUSTIN, CALIFORNIA              92780-7017
        (Address of principal executive offices)               (Zip code)



   Registrant's telephone number, including area code:       (714) 508-6000




                                 NOT APPLICABLE
         (Former name or former address, if changed, since last report)



                               Page 1 of 88 Pages
                           Exhibit Index is on Page 4


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ITEM 5.  OTHER EVENTS

        On June 16, 1998, Techniclone Corporation, a Delaware corporation (the "Registrant" or the "Company") and two (2) private investors ("Subscribers") entered into a Regulation D Common Stock Equity Line Subscription Agreement, a Registration Rights Agreement and a Warrant, pursuant to which the Company may, in its sole discretion, and subject to certain restrictions, periodically sell ("Put") shares of the Company's Common Stock for up to $20,000,000 upon the effective registration of such Put shares. At the time of each Put, the Subscriber will be issued a Warrant which will give the holder the right, until December 31, 2004, to purchase up to 10% of the amount of Common Stock issued pursuant to the Put at the price paid for the Common Stock. After the Company has an effective registration statement for the Put shares, unless an increase is otherwise agreed to, $2,250,000 of Puts can be made every quarter, subject to share issuance volume limitations identical to those set forth in Rule 144(e). The number of shares of Common Stock to be issued on each Put will depend upon the Market Price (as that term is defined in the Agreement) of the Common Stock at the time of each Put. The Company is limited in the amount of the Put if the price of the Common Stock is $1.00 or less and it is unable to make any Puts if the minimum share price is $.50 or lower. At the time of each Put, each Subscriber receives a discount of 15% from the then current Market Price. The Company is required to pay placement agent fees consisting of cash, shares of Common Stock and a Warrant to the Placement Agent on the closing of each Put. If the Company does not exercise the full amount of its Put rights, then the Company will issue "Commitment Warrants" on the first, second and third anniversary of this Agreement. The amount of Commitment Warrants to be issued will be equal to the difference of $6,666,666, $13,333,333 and $20,000,000
("Commitment Amounts"), respectively, less the actual cumulative total dollar amount of Puts which have been exercised to such anniversary date. On each such anniversary date the Company will issue that number of shares equal to ten percent (10%) of the shares of Common Stock which would be issued by subtracting the actual cumulative dollar amount of Puts for such anniversary date from the Commitment Amounts on such anniversary date and dividing the answer by the Market Price.

        The Regulation D Common Stock Equity Line Subscription Agreement provides for the Company to sell Common Stock to the Subscribers at times which the Company decides is advantageous. The Equity Line Subscription Agreement is not a credit instrument. Any Put exercised by the Company is a sale of Common Stock and not a loan.

        In connection with the issuance of shares of Common Stock pursuant to the Equity Line Subscription Agreement, the Registrant agreed to pay the placement agent a non-accountable expense allowance of 1% of the first $10,000,000 raised, a cash commission of seven percent (7%) of the Purchase Price of the Common Stock issued to the Subscribers, Common Stock equal to eight percent (8%) of the Common Stock issued to the Subscribers, a Warrant to purchase eight percent (8%) of the Common Stock issuable pursuant to the Warrant issued to Subscribers, and after $10,100,000 is invested in the Company by Subscribers, an additional non-accountable expense allowance of $100,000. As set forth in the Agreement between the Company and the placement agent, the placement agent will, in addition to assisting with the Equity Line Subscription Agreement, provide the Company with investor relations services for one year.

        On the first Put, the Company issued 2,545,454 restricted shares of the Company's Common Stock for $3,500,000 pursuant to the Equity Line Subscription Agreement ("Initial Tranche"). One half of the Initial Tranche is subject to adjustment at three months after the effective date of the registration statement registering these shares, and the second half of the initial tranche will be subject to an adjustment at six months after such effective date registering these shares. At each adjustment date, if the Market Price at such three or six month period is less than the initial price paid for the Common Stock ("Adjustment Price"), then for such half of the initial tranche, the Company will be required to issue additional shares of Common Stock equal to the difference between the amount of shares which would have been issued if the price had been the Adjustment Price at the time of issuance, less the amount originally issued. The Company also will be required to issue additional Warrants at each three month and six month Adjustment Price for ten percent (10%) of any additional shares issued.

        The Company intends to use the proceeds of the offering to continue its clinical trials of Oncolym(TM) and TNT and for general corporate and working capital purposes.


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        Listed below are the financial statements, pro forma financial information and exhibits, if any filed as part of this report.

        None

(c)     EXHIBITS

          EXHIBIT NO.    DESCRIPTION
          -----------    -----------
             4.4         Regulation D Common Stock Equity Line Subscription
                         Agreement.

             4.5         Amendment to Regulation D Common Stock Equity Line
                         Subscription Agreement.

             4.6 Registration Rights Agreement between the Registrant and the Subscribers.

             4.7 Form of Stock Purchase Warrant, to be issued to the Subscribers.

            99.1         Press Release dated June 16, 1998.


                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TECHNICLONE CORPORATION



Date: June 26, 1998                     By: /s/ Elizabeth Gorbett-Frost
                                            -------------------------------
                                            Elizabeth Gorbett-Frost, Chief
                                            Financial Officer and Principal
                                            Accounting Officer



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                                  EXHIBIT INDEX


Listed below are the financial statements, pro forma financial information and exhibits filed as part of this report.


                                                                           SEQUENTIALLY
                                                                             NUMBERED
EXHIBIT NO.    DESCRIPTION                                                     PAGE
-----------    -----------                                                 ------------
   4.4         Regulation D Common Stock Equity Line Subscription
               Agreement.                                                        5

   4.5         Amendment to Regulation D Common Stock Equity Line
               Subscription Agreement.                                          54

   4.6         Registration Rights Agreement between the Registrant and
               the Subscribers.                                                 56

   4.7         Form of Stock Purchase Warrant, to be issued to the
               Subscribers.                                                     76

  99.1         Press Release dated June 16, 1998.                               88





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